Exhibit 10.2

SUBORDINATION AND INTERCREDITOR AGREEMENT

This Subordination and Intercreditor Agreement (this “Agreement”) dated as of December 14, 2012 by and among  East West Bank (together with its successors and assigns, “Senior Lender”); HCP-TELA, LLC, as agent (the “Agent”) for itself and EREF-TELA, LLC, and CBG-TELA, LLC (HCP-TELA, LLC, EREF-TELA, LLC and CBG-TELA, LLC, together with their successors and assigns, collectively, “Subordinate Lenders” and individually, a “Subordinate Lender”); and Subordinate Lenders.

RECITALS

A. Obligors and Senior Lender are parties to a Loan and Security Agreement dated the date hereof (as amended, modified, supplemented, or restated from time to time, together with any refinancing and replacements of, or additions to, the arrangements provided in such agreement (whether provided by the original Senior Lender under such agreement or by successors or assigns, the “Senior Credit Agreement”).

B. In connection with the Senior Credit Agreement, Obligors executed and delivered to Senior Lender a Promissory Note dated the date hereof in the original principal amount of $7,500,000 (as amended, modified, supplemented or restated from time to time, the “Senior Note”; together with the Senior Loan Agreement, all other promissory notes outstanding under the Senior Credit Agreement, and all other agreements, instruments and documents now or hereafter executed by any Obligor and delivered to Senior Lender in connection with the Senior Credit Agreement, the “Senior Loan Documents”).

C. The Senior Obligations (as defined below) are secured by security interests granted by Obligors pursuant to the Senior Loan Documents in all of their assets (the “Collateral”).

D. Obligors are indebted and obligated to Subordinated Lenders pursuant to the promissory notes described on Schedule 1 attached hereto (as amended, modified, supplemented or restated from time to time, the “Subordinated Notes”).

E. The Subordinated Notes are secured by junior liens on the Collateral granted by Obligors to Agent for the benefit of Subordinated Lenders pursuant to a Security Agreement between Obligors and Agent dated the date hereof (as amended, modified, supplemented or restated from time to time, the “Subordinated Security Agreement”; together with the Subordinated Notes and any other agreement, documents or instruments that from time to time or secure or support payment and performance of the Subordinated Notes, the “Subordinated Loan Documents”.

F. As a condition to entering into the Senior Credit Agreement, Senior Lender is requiring that (i) all indebtedness and obligations of Obligors to Agent and Subordinate Lenders under the Subordinated Loan Documents be subordinated to the Senior Obligations (as defined below) and (ii) any liens and security interests in favor of Agent and/or Subordinate Lenders (the "Subordinate Liens") in the Collateral be junior and subordinate to the liens and security interests in favor of Senior Lender in the Collateral (the “Senior Liens”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the parties hereto hereby agree as follows:

1. Subordinate Lenders and Agent will not ask, demand, sue for, take or receive from or on behalf of Obligors, by set off or in any other manner, whether under the Subordinated Loan Documents, applicable law or otherwise, and Obligors shall not pay nor grant, the whole or any part of any principal, interest, indebtedness, obligations, liabilities or payments, now or hereafter owing by Obligors to Subordinate Lenders or Agent under the Subordinated Loan Documents until the date (the “Termination Date”) on which all indebtedness, liabilities and obligations of Obligors to Senior Lender under the Senior Loan Documents (including with respect to the $1,000,000 revolving credit facility that Senior Lender and Obligors contemplate will be established in favor of Obligors), whether now existing or hereafter arising, direct or indirect, absolute or contingent, joint or several, due or to become due, including, without limitation, interest, fees and costs or other amounts arising after any bankruptcy or similar proceeding by or against any Obligor whether or not they are allowable in whole or in part in any such proceeding or other action relating to any such proceeding (the “Senior Obligations”) shall have been paid in full in cash and all commitments of Senior Lender to extend credit to any Obligor shall have expired or been terminated.

2. Subordinate Lenders and Agent (1) acknowledge and agree that the Subordinate Liens on the Collateral shall under all circumstances be junior in priority and subordinated to the  Senior Liens on the Collateral and that Agent and Subordinate Lenders shall not have any claims to or in respect of the Collateral, or any proceeds of or realization on the Collateral, on parity with or prior to the claims of Senior Lender, (2) acknowledge and agree that until the Termination Date, the exercise of rights and remedies in respect of the Subordinate Liens by Agent under the Subordinated Loan Documents and applicable law shall be limited to the extent set forth in, and shall be governed by this Agreement and (3) acknowledge and affirm that Senior Lender would not have executed the Senior Credit Agreement in the absence of the execution and delivery of this Agreement by the parties hereto.  Notwithstanding (a) the order or time of loans, advances or other extensions of credit made by Senior Lender or Subordinate Lender to Obligors, (b) the order or time of attachment of any security interest, (c) the order, time or manner of perfection of any security interest, or the order or time of the filing or recordation of any document or instrument, or the possession of any Collateral, or other method of perfecting of the Senior Liens and the Subordinate Liens, including any failure of Senior Lender to file or record any financing statement or any continuations thereof under the Uniform Commercial Code or other law of any applicable jurisdiction with respect to the Senior Liens, (d) the rules for determining priority under any law governing the relative priorities of secured creditors or (e) any conflicting terms or conditions which may be contained in any of the Senior Loan Documents, the Subordinated Loan Documents or any other documents, filings or agreements (other than this Agreement), the Senior Liens shall at all times and in all respects be prior in right, senior to and have priority over the Subordinate Liens.

3. In the event that, prior to the Termination Date, there is any payment, transfer, distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Obligor or the proceeds thereof, to or among creditors of such Obligor, or on account of any indebtedness, liabilities or debt-related obligations of such Obligor, by reason of the liquidation, dissolution or other winding up of such Obligor or such Obligor’s business, or any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against such Obligor for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all indebtedness, liabilities or obligations of such Obligor to any Subordinate Lender or Agent under the Subordinated Loan Documents shall instead be paid or delivered directly to Senior Lender for application to the Senior Obligations until the Termination Date.

4. Should any monies or other assets of any Obligor or the proceeds thereof be received by any Subordinate Lender or Agent in contravention of any provisions hereof or the rights of Senior Lender as set forth herein, such Subordinate Lender or Agent, as applicable, will forthwith deliver the same to Senior Lender in precisely the form received (except for the endorsement or assignment by Subordinate Lender or Agent, as applicable, where necessary as appropriate).  Until so delivered, any such monies or other assets of such Obligor or the proceeds thereof shall be held in trust by such Subordinate Lender or Agent, as applicable, for, and as property of Senior Lender.  In the event of the failure of such Subordinate Lender or Agent, as applicable, to make any such endorsement or assignment, Senior Lender, or any of its officers or employees, are hereby irrevocably authorized to make the same as such Subordinate Lender’s or Agent’s, as applicable, attorney in fact.  This power of attorney shall be deemed to be coupled with an interest and is irrevocable until the Termination Date.

5. Until the Termination Date, Subordinate Lenders and Agent shall not commence any action or proceeding against any Obligor to enforce any of the Subordinated Loan Documents or collect the indebtedness, liabilities, or obligations thereunder.  Additionally, and without limiting the generality of any other provision herein, until the Termination Date, Subordinate Lenders and Agent shall not take any Enforcement Action with respect to any of the Collateral.  Subordinate Lenders and Agent acknowledge and agree that Senior Lender shall have the exclusive right to manage, perform and enforce the terms of the Senior Loan Documents with respect to the Collateral, to exercise and enforce all privileges and rights thereunder pursuant to the terms of the Senior Loan Documents or otherwise in its sole discretion, including, without limitation, the exclusive right to take or retake control or possession of the Collateral and to hold, prepare for sale, sell, lease, dispose of, or liquidate the Collateral and to otherwise exercise its rights and remedies under the Senior Loan Documents and/or under applicable law.  For purposes hereof, “Enforcement Action” shall mean the direct or indirect exercise of any of the rights or remedies of Subordinated Lenders (or any of them) and/or Agent against the Collateral, whether under the Subordinated Loan Documents, applicable law or otherwise, and whether or not a judicial action is commenced, including, without limitation, seeking to foreclose or realize upon (judicially or non-judicially) the Subordinate Liens on any of the Collateral, and also including, without limitation, any action to seek relief from the automatic stay pursuant to Section 362 of the United States Bankruptcy Code.

6. In the event of the occurrence of any casualty with respect to the Collateral, Senior Lender will have the exclusive right to adjust, compromise or settle any such loss with the applicable insurance company and to collect and receive the proceeds from such insurance company and to apply the proceeds to the Senior Obligations.

7. Subordinate Lenders and Agent hereby make the following agreements and waivers:

(a) All rights and interests of Senior Lender hereunder and all agreements and obligations of Subordinate Lenders and Agent hereunder shall remain in full force and effect irrespective of:  (i) any lack of validity or enforceability of the Senior Obligations, the Senior Liens, any Senior Loan Document or any other document or agreement in respect of the Senior Obligations or the Senior Liens, including without limitation, any exchange, partial release of Collateral (but not substantially all of the Collateral) or nonperfecton of the Senior Liens; (ii) any change in the time, manner or place of payment, or in any other term, of all or any of the Senior Obligations (including without limitation, any recission, in whole or in part, by Senior Lender of any demand for payment of any Senior Obligations), or any sale, assignment or other transfer of any of the Senior Obligations, or any amendment, waiver, deferral, extension, renewal, refinancing, replacement, refunding, acceleration, compromise, release, alteration, supplementation, termination or other modification, in whole or in part, including any increase in the amount thereof, whether by course of conduct or otherwise, of the Senior Obligations or of the terms of the Senior Loan Documents or any other document or agreement relating to the Senior Obligations or the Senior Liens; or (iii) any other circumstances which otherwise might constitute a defense available to, or a discharge of, Obligors or the Senior Liens, or of Subordinate Lenders or Agent in respect of this Agreement, including without limitation, the avoidance or disallowance in any bankruptcy, insolvency or other like proceeding or otherwise, of the Senior Obligations or the Senior Liens.

(b) The Senior Obligations shall be deemed conclusively to have been created, contracted or incurred in reliance on this Agreement, and all dealings between Obligors and Senior Lender shall be deemed to have been consummated in reliance upon this Agreement.

(c) Notwithstanding any claim for subrogation that Subordinate Lenders or Agent may otherwise have under applicable law, Subordinate Lenders shall not be subrogated to receive payments or distributions of assets of Obligors in respect of the Senior Obligations, the Collateral or otherwise until the Termination Date.

(d) Senior Lender has not made, and does not hereby or otherwise make to Subordinate Lenders or Agent, any representations or warranties, express or implied, nor does Senior Lender assume any liability to Subordinate Lenders or Agent with respect to, the financial or other condition of Obligors, their title to, the value of, or any other matter in respect of any Collateral or the enforceability, validity, priority, value or collectability of the Senior Obligations, any Senior Loan Document, the Subordinate Liens or the Subordinated Loan Documents.

8. The Subordinated Loan Documents shall be inscribed with a legend in form and substance satisfactory to Senior Lender that the indebtedness, obligations and liabilities of Obligors to Subordinate Lenders and Agent under the Subordinated Loan Documents and all collateral therefor are subordinated to the indebtedness and obligations of Senior Lender to, and the claims and liens of, Senior Lender, as set forth herein.

9. No right of Senior Lender to enforce the provisions as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of Senior Lender, Subordinate Lenders or Agent, as applicable, or by any noncompliance by Senior Lender, Subordinate Lenders or Agent with the terms of this Agreement.  Senior Lender shall have no obligation to enforce the Subordinated Loan Documents or any obligations thereunder or collect or enforce any indebtedness of Obligors to Subordinate Lenders or Agent, nor shall Senior Lender be obligated for the maintenance, protection, preservation or liquidation of any Collateral or to take any action or exercise any right with respect thereto.

10. Notices and other communications provided for herein shall be in writing and shall be deemed effective three (3) days after deposit in the United States mail, postage prepaid, or on the date of delivery via courier.  Such notices and communications shall be addressed to the respective addresses of the parties (or in the case of Subordinate Lenders or Agent, to HCP-TELA, LLC’s address and in the case of Obligors, to Parent’s address) as set forth below or at such other address as any party to this Agreement may notify the others as provided in this Section 10.

If to Senior Lender:

East West Bank
Loan Servicing Department
9300 Flair Drive, 6th Floor
El Monte, California 91731

If to Subordinate Lenders or Agent:

HCP-TELA, LLC
c/o Hale Capital Partners, L.P.
570 Lexington Avenue, 49th Floor
New York, New York 10022

If to Obligors:

Telanetix, Inc.
11201 SE 8th Street
Bellevue, Washington 98004

11. No failure or delay by Senior Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance by Senior Lender of steps to enforce such a right or power, preclude any other right or power.  The rights and remedies of Senior Lender hereunder are cumulative and not exclusive of any rights or remedies which it otherwise may have.  The provisions of this Agreement may be amended, modified or waived only by an agreement in writing signed by the party against whom enforcement is sought and any such waiver shall be effective only in the specific instance and for the purpose for which given.

12. ALL PARTIES TO THIS AGREEMENT HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY.

13. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to principles of conflicts of law of the State of New York).  Each party hereto agrees that all judicial proceedings brought against it arising out of or relating to this Agreement or its obligations hereunder may be brought in any state or federal court of competent jurisdiction in New York, New York, and accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts.

14. This Agreement shall be binding upon Subordinated Lenders and Agent and their respective successors and assigns and shall inure to the benefit of Senior Creditors and its successors and assigns.  No Subordinated Lender nor Agent may assign their rights under the Subordinated Loan Documents or any obligation of any Obligor thereunder to any person or entity unless it first executes and delivers to Senior Lender a written acknowledgement of receipt of a copy of this Agreement and the written agreement of such person or entity to be bound by the terms of this Agreement.

15. In any case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid, legal and enforceable provisions the economic effect of which come as close as possible to that of the invalid, illegal or unenforceable provisions.

16. This Agreement is solely for the benefit of the parties hereto and their respective successors, and assigns, and no other person shall have any right, benefit, or interest under, or because of, the existence of this Agreement.

17. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.

[Signature page follows]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed under seal as of the day and year first above written.

“SENIOR LENDER”

EAST WEST BANK
By: /s/ Phillip S. Ernst
Name:  Phillip S. Ernst
Title:  Managing Director

“OBLIGORS”

TELANETIX, INC., A DELAWARE CORPORATION

By: /s/ Paul C. Bogonis
       Name:  Paul C. Bogonis
       Title:  CFO

TELANETIX, INC., A CALIFORNIA CORPORATION

By: /s/ Paul C. Bogonis
       Name:  Paul C. Bogonis
       Title:  CFO

ACCESSLINE HOLDINGS, INC., A DELAWARE CORPORATION

By: /s/ Paul C. Bogonis
       Name:  Paul C. Bogonis
       Title:  CFO

ACCESSLINE COMMUNICATIONS CORPORATION, A DELAWARE CORPORATION

By: /s/ Paul C. Bogonis
       Name:  Paul C. Bogonis
       Title:  CFO

“SUBORDINATED LENDERS”

CBG-TELA, LLC

By /s/ Martin M. Hale, Jr.
      Name:  Martin M. Hale, Jr.
      Title:  Managing Member

HCP-TELA, LLC

By /s/ Martin M. Hale, Jr.
Name:  Martin M. Hale, Jr.
      Title:  Managing Member

EREF-TELA, LLC

By /s/ Martin M. Hale, Jr.
Name:  Martin M. Hale, Jr.
      Title:  Managing Member

“AGENT”

HCP-TELA, LLC

By /s/ Martin M. Hale, Jr.
      Name:  Martin M. Hale, Jr.
      Title:  Managing Member

ACKNOWLEDGMENT
Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions.  By its signature below, each of the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

Each of the undersigned acknowledges and agrees that: (i) although it may sign this Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of this Agreement, and (ii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the reasonable opinion of Senior Lender to effectuate the provisions and purposes of this Agreement.

TELANETIX, INC., A DELAWARE CORPORATION

By: /s/ Paul C. Bogonis
       Name:  Paul C. Bogonis
       Title:  CFO

TELANETIX, INC., A CALIFORNIA CORPORATION

By: /s/ Paul C. Bogonis
       Name:  Paul C. Bogonis
       Title:  CFO

ACCESSLINE HOLDINGS, INC., A DELAWARE CORPORATION

By: /s/ Paul C. Bogonis
       Name:  Paul C. Bogonis
       Title:  CFO

ACCESSLINE COMMUNICATIONS CORPORATION, A DELAWARE CORPORATION
By: /s/ Paul C. Bogonis
       Name:  Paul C. Bogonis
       Title:  CFO

Schedule I

Makers	Payee	Note Amount	Title of Note
Obligors	HCP-TELA, LLC	$1,151,106.48	Subordinated Promissory Note
Obligors	EREF-TELA, LLC	$246,665.67	Subordinated Promissory Note
Obligors	CBG-TELA, LLC	$328,887.57	Subordinated Promissory Note